UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

PACKAGING CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 27, 2020, Hurricane Laura made landfall on the Louisiana coast approximately 100 miles south of the Company’s DeRidder, Louisiana containerboard mill. The mill had completed an orderly shutdown of operations prior to the arrival of the storm. Although the town of DeRidder and the homes of several employees sustained significant damage, the property damage to the mill was not significant. However, the electrical utility supplying power necessary for full mill operations was out of service for approximately 11 days preventing the operation of the mill’s two paper machines and other ancillary equipment. Electrical power was restored by the utility on September 7, 2020 and the mill began start-up of full operations at that time. The Company was able to work through all customer-related issues successfully during this period. Mill production was down, including the time necessary for storm preparations, a total of approximately 12 days or 40,000 tons. The Company is currently assessing the impact this may have on the previously announced scheduled outage planned for the fourth quarter of this year.

Some of the statements in this report are forward-looking statements. These forward-looking statements include statements about the potential effect on future production and scheduled outages. Statements that contain words such as “will”, “should”, “anticipate”, “believe”, “may”, “expect”, “intend”, “estimate”, “hope” or similar expressions, are forward-looking statements. These forward-looking statements are based on the current expectations of PCA. Because forward-looking statements involve inherent risks and uncertainties, the plans, actions and actual results of PCA could differ materially. Among the factors that could cause plans, actions and results to differ materially from PCA’s current expectations include the following: the impact of the COVID-19 pandemic on economic conditions affecting our packaging business and demand for our packaging products; general economic conditions; general industry conditions affecting our packaging business, including competition, product demand and product pricing; as well as those identified under Item 1A. Risk Factors in PCA’s Annual Report on Form 10-K for the year ended December 31, 2019 as supplemented by Part II, Item 1A of PCA’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, each as filed with the Securities and Exchange Commission and available at the SEC’s website at “www.sec.gov”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: September 9, 2020	By:	/s/ Kent A. Pflederer
	Name:	Kent A. Pflederer
	Title:	Senior Vice President, General Counsel and Secretary